UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K /A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 1, 2011

VALIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-28423	58-2541997
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6 Gurdwara Street, Suite 100 Ottawa, Canada	K2E 5A3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (613) 230-7211

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The purpose of this current report on Form 8-K/A is to report a change in the Company’s auditors.

ITEM 4.01 Changes in Registrant’s Certifying Accountant

Effective March 29, 2011, the Company dismissed its Independent Auditor from KPMG LLP.

The audit reports of KPMG LLP on the consolidated financial statements of Validian Corporation (and subsidiaries) as of and for the years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they  qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG LLP's report on the consolidated financial statements of Validian Corporation (and subsidiaries) as of and for the years ended December 31, 2009 and 2008, contained a separate paragraph stating that “ the Corporation has no revenues, has negative working capital at December 31, 2009, has incurred recurring losses and recurring negative cash flow from operating activities, and has an accumulated deficit that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2(a). The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the two most recent fiscal years ended December 31, 2009, and the subsequent interim period to today, there were no: (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to their satisfaction  would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, except that KPMG LLP advised Validian Corporation of the following material weaknesses: (1) a lack of segregation of duties; (2) the lack of timely preparation of certain back up schedules; (3) finance staff’s lack of sufficient technical accounting knowledge; (4) a lack of independent Board oversight; and (5) signing authority with respect to corporate bank accounts.

A letter from KPMG LLP is attached as Exhibit 16.2 to this Form 8-K/A ..

Effective March 29, 2011, the Company retained Seale & Beers, CPAs as the Company’s Independent Auditor.  During the Registrant's two most recent fiscal years or any subsequent  interim period prior to engaging Seale & Beers, CPAs, the Company, or someone on the Company's behalf, had not consulted Seale & Beers, CPAs regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-K.

The Company’s Board of Directors approved the change of auditors pursuant to Item 304(a)(1)(iii) of Regulation S-K.

Item 9.01

Exhibits

Exhibit No.            Description

16.1                         Letter to the SEC by KPMG dated April 1 , 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALIDIAN CORPORATION

Dated:    April 1, 2011

By:

/s/ Bruce Benn

Name:

Bruce Benn

Title:

President, Chief Executive Officer

and Chief Financial Officer